SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                               Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant /   /

Check the appropriate box:

/  / Preliminary Proxy Statement

/   / Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

/ X / Definitive Proxy Statement

/   / Definitive Additional Materials

/   / Soliciting Material Pursuant to Section 240.14a-12

                        Ramtron International Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required.

/   / Fee computed on table below per Exchange Act Rule 14-6(i)(4) and 0-11

      1)  Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total fee paid:

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/   /  Fee paid previously with preliminary materials.

/   /  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    4)  Date Filed:

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                      RAMTRON INTERNATIONAL CORPORATION

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             December 2, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders (the Annual Meeting) of Ramtron International Corporation, a Delaware corporation (the "Company"), will be held on December 2, 2005, at 10:30 a.m., Mountain Time, at the Hilton Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado 80920, for the following purposes, each as more fully described in the attached Proxy Statement:

1. To elect nine directors. The names of the nominees to be presented for election are: William G. Howard, William W. Staunton, III, Greg B. Jones, Eric A. Balzer, Klaus Fleischmann, Doris Keitel-Schulz, William George, Jack L. Saltich and Theodore J. Coburn.

2.  To approve the Company's 2005 Incentive Award Plan.

3. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2005.

4. To transact other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Only record holders of the Company's Common Stock at the close of business on October 6, 2005, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether you own a few or many shares of stock and whether or not you expect to attend the Annual Meeting in person, it is important that your shares be voted to ensure your representation and the presence of a quorum at the annual meeting. Most beneficial stockholders who own shares through a bank or broker may vote by telephone or the Internet as well as by mail. Registered stockholders who own their shares in their own name must vote by mail. If you vote by mail, please complete, sign, date and return the accompanying proxy card in the enclosed envelope. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the annual meeting. Your proxy may be revoked at any time prior to the annual meeting in accordance with the procedures set forth in the Proxy Statement.

                                            By Order of the Board of Directors

                                            /s/ Eric A. Balzer
                                            -----------------------
                                            Eric A. Balzer
                                            Secretary
Colorado Springs, Colorado
October 26, 2005

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                      RAMTRON INTERNATIONAL CORPORATION

                               PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed proxy is solicited by and on behalf of the Board of Directors of Ramtron International Corporation, a Delaware corporation ("Ramtron" or the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 2, 2005, at 10:30 a.m., Mountain Time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Hilton Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado 80920.

The Company's principal place of business is 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

The proxy statement and accompanying proxy are first being mailed to the Company's shareholders on or about October 31, 2005.

                               VOTING AND PROXIES

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will be asked to act upon the matters outlined in the notice of meeting on the cover page and described in this proxy statement, including the election of directors, approval of the Company's 2005 Incentive Award Plan, and ratification of the appointment of our independent auditors for the fiscal year ending December 31, 2005. In addition, management will respond to questions from shareholders.

Who is entitled to vote?

Only holders of record of shares of the Company's Common Stock at the close of business on October 6, 2005 (the "Record Date") are entitled to vote at the Annual Meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. 24,387,830 shares of Common Stock were issued and outstanding as of the close of business on the Record Date.

What are the voting rights of the holders of the Company's Common Stock?

Each outstanding share of the Company's Common Stock will be entitled to one vote on each matter.

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How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Shareholders of record of Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. Shareholders who hold shares beneficially in street name may vote by mail by completing, signing, and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Corporate Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management of the Company.

How are votes counted?

In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," the abstention has the same effect as a vote "AGAINST." If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the nominees to the Board, "FOR" the approval of the Company's 2005 Incentive Award Plan, and "FOR" ratification of the independent auditors).

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What is the voting requirement to approve each of the proposals?

In the election of directors, the nine persons receiving the highest number of "FOR" votes cast in their favor at the Annual Meeting will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in the aggregate voting power of the outstanding shares of Common Stock entitled to vote will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 24,387,830 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 12,193,916 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

What happens if additional matters are presented at the Annual Meeting?

Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy-holders, Greg B. Jones and William W. Staunton, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

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Do the shareholders have any appraisal rights with regard to any of the proposals?

No. Under Delaware law, shareholders are not entitled to appraisal rights with respect to these proposals.

Who will bear the cost of soliciting votes for the Annual Meeting?

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Provided, however, that in the event the Company determines it is necessary to engage a proxy soliciting firm for the purpose of soliciting proxies for items to be voted upon, the Company may do so prior to the meeting. Any such firm engaged would be paid customary fees for their services. If you choose to access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in our annual report on Form 10-K for the year ending December 31, 2005.

What is the difference between holding my shares as a shareholder of record and as a beneficial owner?

Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     - Shareholder of Record - If your shares are registered directly in your name with the Company's transfer agent, Citibank, N.A., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company's designated proxyholders or to vote in person at the meeting. The Company has enclosed or sent a proxy card for you to use together with the notice of meeting and this proxy statement.

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     -  Beneficial Owner - If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote and are also invited to attend the annual meeting. Since a beneficial owner is not the shareholder of record, you may not vote these in person at the meeting unless you obtain a "legal proxy" from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee, or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

How will my proxy be voted?

Your proxy, when properly signed and returned to us, and not revoked, will be voted in accordance with your instructions relating to the election of directors and on Proposals 2 and 3. We are not aware of any other matter that may be properly presented other than the election of directors and Proposals 2 and 3. If any other matter is properly presented, the persons named in the enclosed form of proxy will have discretion to vote in their best judgment. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

What if I don't mark the boxes on my proxy?

Unless you give other instructions on your form of proxy, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote FOR:

     -  The election of William G. Howard, William W. Staunton, III,
        Greg B. Jones, Eric A. Balzer, Klaus Fleischmann, Doris Keitel-Schulz William George, Jack L. Saltich and Theodore J. Coburn as directors.

     -  The approval of the Company's 2005 Incentive Award Plan.

     - The ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2005.

Can I go to the Annual Meeting if I vote by proxy?

Yes. Attending the Annual Meeting does not revoke the proxy. However, you may revoke your proxy at any time before it is actually voted by giving written notice to the secretary of the Annual Meeting or by delivering a later dated proxy.

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Will my vote be public?

No. As a matter of policy, shareholder proxies, ballots and tabulations that identify individual shareholders are kept confidential and are only available as actually necessary to meet legal requirements.

SHAREHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED BY THE PROXY. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

The Company expects to hold its 2006 Annual Meeting during the first half of June 2006. Proposals of stockholders of the Company, which are intended to be presented by such stockholders at the next annual meeting of stockholders of the Company to be held after the 2005 Annual Meeting should be received by the Company no later than January 31, 2006 or within a reasonable time prior to the Company's filing of its proxy materials, in order that they may be included in the proxy statement and form of proxy relating to the 2006 Annual Meeting. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company by certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for December 2, 2005.

                        PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

A board of nine directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the nine nominees named below, all of whom are currently directors of the Company. It is not expected that any nominee will be unable or will decline to serve as a director. If, however, any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and not for a greater number of persons than the number of nominees listed below. The term of office of each person elected as a director at the Annual Meeting will continue until the next annual meeting of stockholders and such time as his/her successor is duly elected and qualified or until his/her earlier resignation, removal or death.

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The names of the nominees, who constitute all of the current directors, and certain information about them, are set forth below:

Name                           Age   Position(s) with the Company
----                           ---   ----------------------------

William G. Howard(1)           63    Chairman of the Board, Chairman of the
                                     Audit Committee, and Chairman of the
                                     Compensation Committee
Klaus Fleischmann(1)           42    Director
Doris Keitel-Schulz(1)         46    Director
William W. Staunton            57    Director, Chief Executive Officer
Greg B. Jones                  57    Director, President-Technology Group
Eric A. Balzer                 57    Director, Chief Financial Officer and
                                     Corporate Secretary
William George                 62    Director
Jack L. Saltich                62    Director
Theodore J. Coburn             52    Director
-----------
(1)  Member of the Audit, Compensation and Nominating Committees.

All directors and Executive Officers are elected by the Board of Directors for an initial term which continues until the Board meeting immediately preceding the next annual statutory meeting of the stockholders, and thereafter are elected for one-year terms or until their successors have been elected.

Dr. Howard has served as a Director since July 1994. Since September 1990, Dr. Howard has been an independent engineering consultant to various entities, including SEMATECH, the Semiconductor Industry Association and Dow Corning. From October 1987 until December 1990, he served as a Senior Fellow at the National Academy of Engineering while on leave from Motorola. From 1969 to 1990, Dr. Howard was employed by Motorola where he most recently served as Corporate Senior Vice President and Director of Research and Development. Dr. Howard is a member of the National Academy of Engineering and a fellow of the Institute of Electrical Engineers and of the American Association for the Advancement of Science. Dr. Howard is Chairman of Thunderbird Technologies, a private company developing new transistor technologies and is a Director of Credence Systems, Inc., a public company that manufactures electronic test equipment; and Xilinx, Inc., a public company that manufactures integrated circuits.

Mr. Fleischmann has served as a Director since May 2001. Mr. Fleischmann currently serves as the Vice President of Business Development for Infineon Technology AG since November 2003. From July 2000 to October 2003, he served as Senior Director of Business Development and Relations for Infineon Technologies' Memory Products Division. Holding various positions with Siemens AG, the parent company of Infineon, Mr. Fleischmann has over 20 years of business and financial management experience including positions as financial controller for wafer fabrication and semiconductor assembly and testing facilities. From 1999 to 2000, Mr. Fleischmann held the position of Director of Business Administration Products, Projects and Research and Development for Infineon's Memory Products Division. In 1997, Mr. Fleischmann was named Director of Business Administration Products, Projects and Research and Development for Siemens' Memory Products Division.

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Ms. Doris Keitel-Schulz has served as a Director since October 2003.  In
1999, Ms. Keitel-Schulz was named Director of Special Projects within the Memory Products Group of Infineon Technologies AG (formerly Siemens Semiconductor), which position she continues to hold. Ms. Doris Keitel-Schulz is a 20-year veteran in the development, manufacture and application of semiconductor components. Ms. Keitel-Schulz holds a Masters degree in Material Science and Electronics from the University of Erlangen-Nueremberg.

Mr. Staunton joined us as a Director and our Chief Executive Officer in December 2000. Prior to joining us, Mr. Staunton served as Chief Operating Officer of Maxwell Technologies, a company which designs and manufactures multi-chip modules and board products for commercial satellite applications, from March 1999 until December 2000. Mr. Staunton was Executive Vice President of Valor Electronics Inc. from April 1996 until February 1999.
Valor Electronics designs and manufactures magnetic filter products for use in local area networks and communications products. Mr. Staunton holds a Bachelors of Science degree in Electrical Engineering from Utah State University.

Mr. Jones has been a Director since February 1995 and has served as our President - Technology Group since July 2001. In February 1995, Mr. Jones was named President and Chief Operating Officer and served in that capacity until July 2001 when he was named President - Technology Group. He holds a Bachelor of Science degree in Engineering from the U.S. Naval Academy, Annapolis and a Master of Science degree in Management Sciences from Stanford University.

Mr. Balzer was named our Chief Financial Officer in October 2004.
Mr. Balzer has served as one of our Directors since September 1998. From November 1999 until October 2004, Mr. Balzer was retired. From January 1990 until his retirement in November 1999, Mr. Balzer served as Senior Vice President of Operations for Advanced Energy Industries, Inc. a company that develops, manufactures and markets power conversion devices for the semiconductor equipment industry. Mr. Balzer is also a director of All America Real Estate Development, a public company, involved in real estate development. Mr. Balzer holds a Bachelor of Science degree in Finance from the University of Colorado.

Dr. William George became a director of the Company in August 2005. Since August 1999, Dr. George has served as Senior Vice President of Operation for ON Semiconductor, a supplier of performance power solutions that spun off from Motorola, Inc. in 1999. From June 1997 until July 1999, Dr. George served as corporate vice president and director of Manufacturing for Motorola's Semiconductor Components Group. Dr. George served as a Supervisory Director of Metron Technology, a global supplier of semiconductor equipment and materials, from October 2003 until it was acquired by Applied Materials, Inc. in October 2004. Dr. George received a B.S. degree in Metallurgical Engineering from the University of Oklahoma and a Ph.D. in Materials Science from Purdue University.

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Mr. Jack Saltich became a director of the Company in August 2005.  From July
1999 until his retirement in August 2005, Mr. Saltich has served as president and chief executive officer of Three-Five Systems, Inc., a global provider of electronics manufacturing services. From September 1996 to July 1999, Mr. Saltich was vice president and general manager of the European Electronics Center of Advanced Micro Devices, Inc. ("AMD") and served in various positions with AMD commencing in May 1993. He is also chairman of Brillian Corporation, a public company that specializes in liquid crystal on silicon displays for the HDTV market, a director of Immersion Corporation, a public company that specializes in the deployment of haptics technology, and chairman of privately held Vitex Systems, Inc., which targets the organic light-emitting diode and flexible display markets. Mr. Saltich received both B.S. and M.S. degrees in Electrical Engineering from the University of Illinois.

In September 2005, Three-Five Systems, Inc. filed voluntary Chapter 11 bankruptcy petition with the federal bankruptcy court in Arizona. The bankruptcy petition is part of ongoing actions taken by Three-Five Systems, Inc. to sell off its assets and subsidiaries, wind up its business, and attempt to preserve the value of the Company for its shareholders.

Mr. Theodore J. Coburn joined the Company as a director in September 2005. Since August 1991, Mr. Coburn has served as president of the Coburn Capital Group, a boutique investment bank based in New York City. Since April 2005, Mr. Coburn has also been a partner of Triton Real Estate Partners, a real estate development company. He serves as chairman of the Allianz Global Investors Mutual Fund Complex. From March 2002 to August 2003, Mr. Coburn was senior vice president and head of the Domestic Corporate Client Group at the Nasdaq Stock Market, Inc. Mr. Coburn received a B.S. degree in Economics and Finance from the University of Virginia; an M.B.A. degree from Columbia Graduate School of Business; and a Master of Divinity degree, a Masters degree in Education, and a Certificate of Advanced Studies in Cognitive Development from Harvard University.

Mr. Coburn, in his role as trustee for mutual funds within the Allianz Dresdner fund and asset management family has been named in certain pending class action lawsuits, including In re Allianz Dresdner Mutual Funds Fee Litigation, Civil Action No.3:04CV280 (CFD) (in the Federal District Court of
CT), involving allegations of improper revenue sharing arrangements among the Allianz funds; and Pingitore v. Allianz Dresdner Asset Management of America L.P., et al. Civil Action No. 04-1933 (Hon. J. Frederick Motz) and McBride v. Allianz Dresdner Asset Management of America L.P., et al. Civil Action No. 04-1924, consolidated in In re Mutual Funds Investment Litigation, MDL Docket 1586 (in the Federal District Court of MD), alleging violations of the federal securities laws and state common law for alleged market timing in the Allianz funds. A motion to dismiss each of the complaints is pending before the court awaiting decision.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                  STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF
                           THE NOMINEES NAMED ABOVE.

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
       INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors currently consists of nine directors. The Board of Directors held a total of eight meetings during 2004. Each Director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he/she has been a director and
(b) the total number of meetings held by all committees of the Board of Directors on which he/she served during the period. While the Company does not have a formal policy regarding the attendance of directors at the Annual Meeting of Stockholders, all directors are encouraged to attend. All but one Director of the Board of Directors attended last year's Annual Meeting of Stockholders.

The Board of Directors consists of a majority of "independent directors" as such term is defined in The Nasdaq Stock Market Marketplace Rules. The Board of Directors has determined that Dr. William G. Howard, Mr. Klaus Fleischmann, Ms. Doris Keitel-Schulz, Dr. William George, Mr. Jack L. Saltich, and
Mr. Theodore J. Coburn are independent directors in accordance with the published listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company within a certain time period. In addition, as further required by the NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to Ramtron.

Any shareholder may communicate with members of the Board of Directors by mail addressed to an individual member of the Board, to the full Board, or to a particular committee of the Board, at the following address: c/o Ramtron International Corporation, Attn: Chairman of the Board, 1850 Ramtron Drive, Colorado Springs, Colorado 80921. This information is also available on the Company's website at www.ramtron.com.

Infineon Technologies, A.G. is entitled to designate two members of the Company's board of directors as long as Infineon beneficially owns shares of the Company's common stock equal to or greater than ten percent (10%) of the outstanding shares of the Company. When Infineon's beneficial ownership is equal to or greater than five percent (5%) but less than ten percent (10%) of the Company's outstanding shares, Infineon is entitled to designate one individual to be a member of the Company's board of directors. At the time Infineon's beneficial ownership is less than five percent (5%), any designated member of the board of directors shall immediately tender resignation.

The three standing committees of the Board are the Audit Committee, Compensation Committee and the Nominating Committee. The Board has appointed only independent directors to the Audit, Compensation and Nominating Committees.

                                   Page-13

Audit Committee.  The members of the Audit Committee are Dr. Howard,
Mr. Fleischmann, and Ms. Keitel-Schulz during 2004. There were six meetings of the Audit Committee during 2004. The Audit Committee is responsible for policies, procedures and other matters relating to accounting, internal financial controls and financial reporting, including the engagement of independent auditors and the planning, scope, timing and cost of any audit and any other services that the auditors may be asked to perform, and review with the auditors their report on the Company's financial statements following the completion of each audit. Each Audit Committee member is considered "independent" as such term is defined in The Nasdaq Stock Market Marketplace Rules and Securities and Exchange Commission ("SEC") regulations. The Board of Directors has determined that based on the credentials of Dr. William Howard, the Chairman of the Audit Committee, Dr. Howard qualifies as an "audit committee financial expert" within the meaning of SEC regulations. The Audit Committee Charter is available on the Company's website, www.ramtron.com.
This material is available in print to any stockholder who requests it in writing by contacting the Secretary of the Company at 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

Compensation Committee.  The members of the Compensation Committee are
Dr. Howard, Mr. Fleischmann, and Ms. Keitel-Schulz. There were four meetings of the Compensation Committee during 2004. This committee makes recommendations to the Board of Directors regarding salaries, bonuses, stock option grants and other compensation and benefits for directors, officers and employees.

Nominating Committee.  The members of the Nominating Committee are
Dr. Howard, Mr. Fleischmann, and Ms. Keitel-Schulz. The Nominating Committee was constituted in October 2004, consistent with requirements of The Nasdaq Stock Market, and held no meetings through 2004 year end. This committee identifies individuals qualified to become Board members and to recommend director nominees to the Board for election at the annual meeting of stockholders, or upon the occurrence of a vacancy on the Board. The Nominating Committee Charter is available on the Company's website at www.ramtron.com. This material is available in print to any stockholder who requests it in writing by contacting the Secretary of the Company at 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

The Nominating Committee's responsibilities include:

establishing criteria for prospective members of the Company's Board of Directors, including assessing standards for independence in accordance with applicable rules and regulations including the listing standards of The Nasdaq Stock Market, ethical standards and integrity, prior professional achievements, willingness and commitment to serving, and expertise and knowledge to bring to bear regarding the Company's business;
conducting candidate searches and interviews and identifying appropriate candidates for recommendation to fill positions on the Board;

                                   Page-14

- overseeing continuing education of the Company's Board members, orientation of new Board members and engaging in annual self-assessment;

- reviewing and assessing the nominating committee's charter at least annually; and

- proposing the slate of directors to be elected at each annual meeting of the Company's shareholders.

The nominating committee will also considers suggestions regarding candidates for election to the Board submitted by shareholders in writing to the Company's secretary. Shareholders' recommendations for nominees to the Board of Directors will be considered by the Nominating Committee provided such nominations meet certain requirements, including the following:

- the notice by a shareholder will be timely if it is received by the nominating committee not later than 120 calendar days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year's annual meeting of shareholders.

- the name of the shareholder recommending the director candidate for consideration, the name of the director candidate, and the written consent of the shareholder and the director candidate to be publicly identified;

- a written statement by the director candidate agreeing to be named in the Company's proxy materials and serve as a member of the Company's Board of Directors if nominated and elected;

- a written statement by the shareholder and the director candidate agreeing to make available to the committee all information reasonably requested in connection with the nominating committee's consideration of the director candidate and that would be required to be disclosed in a proxy statement; and

- the shareholder's notice must be signed by the shareholder recommending the director candidate for consideration, include a statement regarding the form of ownership of the Company's stock by the shareholder, and, if the shareholder is not the registered owner, proof sufficient that the shareholder has held stock in the Company for at least one year. The notice must be sent to the following address: c/o Ramtron International Corporation, Attn: Secretary, 1850 Ramtron Drive, Colorado Springs, Colorado 80921 (Nominating Committee Communication/Director Candidate Recommendation).

With regard to the 2006 annual meeting of shareholders, any such suggestion must be received by the secretary no later than the date by which shareholder proposals for such annual meeting must be received as described below under the heading DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS.

                                   Page-15

COMPENSATION OF DIRECTORS. Directors, other than the Chairman of the Board of Directors, who are not officers of the Company, are paid an annual fee of $12,000, plus $1,500 for each Board of Directors meeting attended in person by those directors who reside in the United States. Directors who reside outside of the United States receive $2,500 for each Board of Directors meeting attended in person. The Chairman of the Board of Directors is paid an annual fee of $50,000. The Chairman of the Audit Committee is paid $9,000 annually and Audit Committee members are paid $6,000 annually. The Chairman of the Compensation Committee is paid $3,000 annually and Compensation Committee members are paid $2,000 annually. The Chairman of the Nominating Committee is paid $3,000 annually and Nominating Committee members are paid $2,000 annually. Directors are also reimbursed for reasonable expenses for attending Board of Directors' meetings. Non-employee directors of the Company are eligible to be granted non-statutory stock options under the Company's 1995 Stock Option Plan.

The following table sets forth Common Stock options granted to current non-employee directors of the Company from January 2004 through September 30, 2005. Such options were granted at the fair market value of the Company's Common Stock of the date of such grants. These options were granted in recognition of the services the named individuals performed as directors of the Company.

                              Option           Number of Securities
Name                        Grant Date      Underlying Options Granted
----                       -------------    --------------------------

William G. Howard          December 2004              70,000
Klaus Fleischmann          December 2004              35,000
Doris Keitel-Schulz        December 2004              35,000

                      EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers of the Company, and certain information about them, are as follows:

Name                       Age   Position(s)
----                       ---   -------------------------------------------
William W. Staunton        57    Director, Chief Executive Officer
Greg B. Jones              57    Director, President-Technology Group
Eric A. Balzer             57    Director, Chief Financial Officer and
                                   Corporate Secretary

Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Staunton, Mr. Jones and Mr. Balzer, see "Nominees" above.

                                   Page-16

                           SECURITY OWNERSHIP OF
                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of September 30, 2005 by: (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of our Common Stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all directors and executive officers of the Company as a group.

                                     Shares of Common Stock         Percent
Name of Beneficial Owner(1)            Beneficially Owned         of Class(2)
---------------------------          ----------------------       -----------
Infineon Technologies, AG                   4,692,668(3)              19.0%
St. Martin Strasse 53
Munich, D-81541, Germany

National Electrical Benefit Fund            2,555,377(4)              10.1
1125 15th Street, N.W., Room 912
Washington, D.C.  20005

Greg B. Jones                                 452,600(5)               1.8
William W. Staunton                           375,000(6)               1.5
William G. Howard                             184,000(7)                *
Eric A. Balzer                                174,000(8)                *
Klaus Fleischmann                             114,500(9)                *
Doris Keitel-Schulz                            80,000(10)               *
William George                                     --
Jack L. Saltich                                    --
Theodore J. Coburn                                 --

All directors and executive
officers as a group (9 persons)             1,380,100(11)              5.4
---------------
*    Less than one percent

(1) Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws where applicable, except as otherwise indicated in the information contained in these footnotes.

(2) Pursuant to Rule 13d-3(d)(1)(B) of the Securities Exchange Act of 1934, as amended (the Exchange Act), shares of Common Stock issuable upon the exercise of warrants or stock options held by each person set forth in the table which are currently or become exercisable within 60 days are included in the number of shares of Common Stock outstanding for purposes of determining the percentage ownership of such person.

(3) Includes: (i) 4,430,005 shares of Common Stock issued to Infineon Technologies, AG, pursuant to a Stock Purchase Agreement between the Company and Infineon Technologies, AG; and (ii) 262,663 shares of Common Stock issuable upon exercise of warrants held by Infineon.

                                   Page-17

(4) Includes: (i) 1,638,680 shares of Common Stock owned by the National Electrical Benefit Fund (the Fund); (ii) 905,697 shares of Common Stock issuable upon exercise of warrants held by the Fund; and (iii) 11,000 shares of Common Stock issuable upon exercise of options held by the Fund. The trustees of the Fund share voting and dispositive powers as to such shares.

(5)  Includes:  (i) 2,600 shares of Common Stock owned directly; and
     (ii) 450,000 shares issuable to Mr. Jones upon exercise of options.

(6) Includes 375,000 shares issuable to Mr. Staunton upon exercise of options.

(7) Includes 184,000 shares issuable to Dr. Howard upon exercise of options.

(8) Includes: (i) 50,000 shares of Common Stock owned directly; and 124,000 shares of Common Stock issuable to Mr. Balzer upon exercise of options.

(9)  Includes:  (i) 500 shares of Common Stock owned directly; and
     (ii) 114,000 shares of Common Stock issuable to Mr. Fleischmann upon exercise of options.

(10) Includes 80,000 shares of Common Stock issuable to Ms. Keitel-Schulz upon exercise of options.

(11) Includes 1,327,000 shares of Common Stock issuable to current officers and directors upon exercise of options.

                              CODE OF CONDUCT

Our Code of Conduct, which applies to all employees, including all executive officers and senior officers, and directors is posted to our web site www.ramtron.com. The Code of Conduct is compliant with Item 406 of SEC Regulation S-K and The Nasdaq Stock Market corporate governance listing standards. Any changes to the Code of Conduct that affects the provisions required by Item 406 of Regulation S-K will also be disclosed on our web site. Any waivers of the Code of Conduct for our executive officers, directors or senior financial officers must be approved by our Audit Committee and those waivers, if any are ever granted, would be disclosed on our web site under the caption, "Exemptions to the Code of Conduct." There have been no waivers to the Code of Conduct. This material is available in print to any stockholder who requests it in writing by contacting the Secretary of the Company at 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

                                   Page-18

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Officers and Directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market. Officers, Directors, Chief Accounting Officer, and greater than ten percent stockholders are required by SEC regulations to furnish to the Company with copies of all Section 16(a) forms filed.

To our knowledge and based solely on our review of the copies of such forms received by the Company, and written representations from certain reporting persons that no other forms were required during the fiscal year ended December 31, 2004, the Company's required Section 16 filers complied with all applicable Section 16(a) filing requirements.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information for the three years ended December 31, 2004 concerning compensation paid or accrued by the Company to or on behalf of our Chief Executive Officer during 2004 and each of the two other executive officers of the Company whose compensation during 2004 exceeded $100,000.

                                                                      Long-Term
                                                                 Compensation Awards
                                                              -------------------------
                                   Annual Compensation         Securities   Restricted
Name and                      -----------------------------    Underlying     Stock        All Other
Principal Position      Year  Salary($)   Bonus($)   Other     Options(#)    Awards($)    Compensation
------------------      ----  ---------   --------  -------   -------------------------   ------------

William W. Staunton     2004  $288,750     $209,632  $51,065(1)   150,000     $    --       $3,075(2)
  Chief Executive       2003   264,687           --   52,991(1)   100,000          --           --
  Officer               2002   250,000           --   48,924(1)   100,000          --           --

Greg B. Jones           2004  $238,219     $172,089  $    --       60,000     $    --       $3,075(2)
  President,            2003   222,338           --       --       75,000          --            --
  Technology Group      2002   210,000           --       --       50,000          --            --

LuAnn D. Hanson(3)      2004  $142,896     $    --   $62,322(4)        --     $    --       $2,022(2)
  Chief Financial       2003   174,694          --        --       75,000          --            --
  Officer and Vice      2002   165,000          --        --       50,000          --            --
  President of Finance

-----------

(1) Includes amounts paid for housing and auto allowances and amounts paid for personal travel ($18,902) and spouse travel ($2,163) in 2004; personal travel ($22,021) and spouse travel ($970) in 2003; and personal travel ($17,772) and spouse travel ($1,152) in 2002.

                                   Page-19

(2) Includes amount paid for our matching contribution to the Company's 401(k) Retirement Plan.

(3)  Ms. Hanson resigned her positions with the Company in October 2004.

(4)  Includes cash amount paid for accrued vacation.

OPTION GRANTS IN 2004

The following table sets forth certain information concerning stock option grants in 2004 to each of the executive officers named in the Summary Compensation Table who received stock option grants in 2004. The exercise price of all options granted below was equal to the reported closing price of our Common Stock on The Nasdaq Stock Market (Nasdaq) on the date of grant.

                            Individual Grants
              ------------------------------------------
                                                                Potential
                                                               Realizable
                 No. of                                         Value at
               Securities % of Total                         Assumed Annual
               Underlying  Options                           Rates of Stock
                Options   Granted to  Exercise             Price Appreciation
                Granted   Employees    Price   Expiration  for Option Term(2)
Name              (#)     in 2004(1) ($/Share)    Date      5%($)     10%($)
----           ---------- ---------- --------- ---------- --------- ---------

William W.
Staunton
               150,000(3)    19.0%     $3.71   12/02/14   $349,980   $886,918

Greg B. Jones
                60,000(3)     7.6       3.71   12/02/14    139,992    354,767
---------------

(1) The Company granted options to purchase an aggregate of 787,700 shares to employees in 2004.

(2) Potential values are net of exercise price and before taxes payable in connection with the exercise of such options or the subsequent sale of shares acquired upon the exercise of such options. These values represent certain assumed rates of appreciation (i.e., 5% and 10% compounded annually over the term of such options) based on the SEC's rules. The actual values, if any, will depend upon, among other factors, the future performance of our Common Stock, overall market conditions and the named officer's continued employment with the Company. Therefore, the potential values reflected in this table may not necessarily be achieved.

                                   Page-20

(3) Such options were granted under the 1995 Plan, as amended, and vest and become exercisable in four equal annual installments beginning
     December 2, 2005.

AGGREGATED OPTIONS EXERCISED IN 2004 AND OPTION VALUES AT DECEMBER 31, 2004

The following table sets forth the aggregate number and the value of options held as of the end of 2004 by the executive officers named in the Summary Compensation Table.

                                      Number of Securities             Value of Unexercised
                       Shares    Underlying Unexercised Options        In-the-Money Options
                      Acquired           at 12/31/04(#)                   at 12/31/04($)*
                        Upon     ------------------------------     --------------------------
Name                  Exercise   Exercisable      Unexercisable     Exercisable  Unexercisable
----                  --------   -----------      -------------     -----------  -------------
William W. Staunton      --        331,250           293,750          $171,250      $219,250

Greg B. Jones            --        427,250           153,750           291,000       143,400

LuAnn D. Hanson(1)       --        229,898            93,750           139,917       126,000

-----------

* Represents the difference between the closing price of the Company's Common Stock on December 31, 2004 as reported on Nasdaq (i.e., $4.00 per share) and the exercise price of such options.

(1)  Ms. Hanson resigned her positions with the Company in October 2004.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-OF-CONTROL AGREEMENTS

To induce and help assure continuity of management and operations, the Company has entered into Change-of-Control Agreements (the Agreements) with Mr. Staunton, Mr. Jones and Mr. Balzer, which provide for certain severance benefits if the executive's employment is terminated within twelve months following a "Change-of-Control." The Agreements are effective until March 29, 2006.

Under the Agreements with Mr. Staunton, Mr. Jones and Balzer, in the event of termination of the executive's employment by the Company, other than for "Cause," or by the executive for "Good Reason," the executive will receive:
(i) a severance payment equal to 24 months of base salary including targeted bonuses at 100% attainment; (ii) up to 24 months of continued eligibility to participate in medical and health benefit plans on the same use, terms and conditions in effect for the executive prior to his termination; and
(iii) immediate vesting and ability to exercise all stock options granted to the executive.

                                   Page-21

A "Change-of-Control" generally includes the occurrence of any of the following: (i) any person becomes the beneficial owner, directly or indirectly, of 50% or more of the voting power of the outstanding securities of the Company; (ii) the approval by our shareholders of a merger of the Company with or into any other corporation of which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation; (iii) a consolidation of the Company with any other corporation; (iv) sale or disposition of all or substantially all of the Company's assets or the adoption of a plan of complete liquidation; or
(iv) the current members of the Board of Directors or those Board members nominated by the Company for election to the Board cease for any reason to constitute a majority of the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Company's Compensation Committee during 2004 were William G. Howard, Klaus Fleischmann and Doris Keitel-Schulz. Mr. Eric Balzer served on the Compensation Committee until his resignation in October 2004 when he became Chief Financial Officer. There were no executive officers or employees of the Company that were members of the Company's Compensation Committee during 2004.

The following Board of Directors Audit Committee Report, Board of Directors Report on Executive Compensation and the Performance Graph on page 25 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                              BOARD OF DIRECTORS
                            AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the Audit Committee) is composed of three directors and operates under a written charter adopted by the Board of Directors. The charter is annually reassessed and updated, as needed, in accordance with applicable rules of the Securities and Exchange Commission and The Nasdaq Stock Market. Each of the members of the Audit Committee is a non-employee director of the corporation and is independent, as defined in the Nasdaq and Securities and Exchange Commission rules and regulations.

Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee's primary responsibility is to monitor and oversee these processes and recommend to the Board of Directors the selection of the Company's independent registered public accounting firm.

                                   Page-22

The Audit Committee has reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 2004 with both the independent registered public accounting firm and management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant estimates and judgments, critical accounting policies and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent registered public accounting firm matters required of auditors to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

                                                  William G. Howard
                                                  Klaus Fleischmann
                                                  Doris Keitel-Schulz

                              BOARD OF DIRECTORS
                            COMPENSATION COMMITTEE
                      REPORT ON EXECUTIVE COMPENSATION

In 2004, the Compensation Committee of the Board of Directors was responsible for determining and approving the annual compensation to be paid and the benefits to be provided to the Company's executive officers and for administering the Company's Amended and Restated 1986 Stock Option Plan, the 1989 Non-statutory Stock Option Plan, the 1995 Stock Option Plan, as amended, the 1999 Stock Option Plan and the 401(k) Retirement Plan. The Company's compensation program is designed to attract, retain and motivate qualified executive officers that the Company believes will contribute to its long-term success. The Company's compensation program is comprised primarily of annual base salaries, stock option grants and matching of 401(k) Retirement Plan contributions. In addition, executive officers participate in the Company's group life insurance and health benefit plans that are offered to all full-time employees. The Board considers each component of compensation within the context of the entire executive officer compensation program in making its determination.

The Compensation Committee of the Board of Directors makes recommendations to the Board of Directors regarding salaries, bonuses, stock option grants and other compensation and benefits for eligible individuals.

                                   Page-23

ANNUAL BASE SALARIES. The Compensation Committee of Board of Directors reviews and approves the annual base salaries of all executive officers, including the Chief Executive Officer. In determining annual base salaries, the Compensation Committee collects and analyzes base salary information from competitors in its industry and uses that information as the basis for comparing the base salaries of the Company's executive officers to the amounts paid to executive officers with comparable qualifications, experience and responsibilities in businesses similar to the Company's business. The Compensation Committee also considers both subjective and objective factors, including, among others, an officer's responsibilities, experience and qualifications, job performance, contributions and length of service to the Company, and the Company's financial results and condition.

STOCK OPTIONS. Options to purchase the Company's Common Stock have historically been and continue to be a key component of the Company's compensation program. The Compensation Committee of Board of Directors views the grant of stock options as a valuable incentive that serves to attract, retain and motivate executive officers and other key employees, as well as to align their interest more closely with the Company's goal of enhancing stockholder value. The Compensation Committee reviews and considers recommendations by the Company's Chief Executive Officer (other than for himself) with regard to the grant of stock options to executive officers and other key employees, and then makes recommendations to the Board of Directors. In determining the size, frequency and other terms of an option grant to an executive officer, the Compensation Committee and the Board consider a number of factors, including, among others, such officer's position, responsibilities, job performance, prior option grants, contributions and length of service to the Company and the value of his or her vested and unvested previously granted stock options, if any.

Options generally vest in annual installments over four years as long as the optionee remains an employee of the Company and, therefore, encourages an optionee to remain in the employ of the Company. In 2004, options to purchase an aggregate of 345,000 shares of Common Stock were granted to all executive officers as a group and represented approximately 80% of all options granted to the Company's employees in 2004. Information concerning options granted during 2004 to executive officers is provided in the table entitled "Option Grants in 2004" above.

COMPENSATION OF CHIEF EXECUTIVE OFFICER. The Compensation Committee of Board of Directors generally considers the same factors in determining the Chief Executive Officer's compensation as it considers with respect to the Company's other executive officers, including both subjective and objective factors.
Mr. Staunton is the Company's Chief Executive Officer. His compensation in 2004 consisted of an annual salary of $288,750, housing, auto and travel allowances of $51,065, a bonus of $209,632, $3,075 of matching contribution to his 401(k) retirement fund, and the grant of options to purchase 150,000 shares of the Company's Common Stock. Such stock options vest and become exercisable in four equal annual installments beginning December 2, 2005.

                                   Page-24

DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), a publicly held corporation such as the Company will not be allowed a federal income tax deduction for compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation (including stock-based compensation) paid to a particular officer exceeds $1 million in any fiscal year unless such compensation was based on performance goals and certain other conditions are satisfied. The Compensation Committee takes the limitations of Section 162(m) into account in making its compensation decisions, but such limitations are not necessarily a determining factor. Based upon the Company's current compensation plans and policies and the regulation under Section 162(m) of the Code, the compensation to be paid to the Company's executive officers for 2004 will not exceed the $1 million limitation per executive officer.

                                                  William G. Howard
                                                  Klaus Fleischmann
                                                  Doris Keitel-Schulz

                             PERFORMANCE GRAPH

The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the S&P Electronics (Semiconductors) Industry Index and the S&P Composite Index for the period commencing December 31, 1999 and ending December 31, 2004.

In preparing the following graph, it was assumed that $100 was invested on December 31, 1999 in each of the Company's Common Stock, the S&P Electronics (Semiconductors) Index and the S&P 500 Composite Index with all dividends, if any, reinvested.

The historic stock price performance presented in the following chart is not necessarily indicative of future stock performance.

             Comparison of Five-Year Cumulative Total Return Among
 Ramtron International Corporation, the S&P Electronics (Semiconductors) Index
                         and the S&P Composite Index

                     Dec 31,   Dec 29,   Dec 31,   Dec 31,   Dec 31,   Dec 31,
                      1999      2000      2001      2002      2003      2004
                    --------  --------  --------  --------  --------  --------

Ramtron               $100     $65.42    $67.14    $41.87    $39.18    $59.81

S&P Electronics
  (Semiconductors)
  Industry Index       100      78.44     66.02     32.20     63.60     50.31

S&P Composite Index    100      90.89     80.09     62.39     80.29     89.02

                                   Page-25

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following are certain transactions entered into between the Company and its officers, directors and principal stockholders or their affiliates since January 1, 2004.

TRANSACTIONS INVOLVING THE NATIONAL ELECTRICAL BENEFIT FUND

TRANSACTIONS WITH THE FUND.  The National Electrical Benefit Fund (the
Fund) is a principal stockholder of the Company.

Pursuant to a Stock and Warrant Purchase Agreement dated March 13, 1989 between the Company and the Fund, as amended by Amendment No. 1 thereto dated June 29, 1989, the Company agreed to pay to the Fund, for as long as the Fund owns at least 5% of the outstanding shares of the Company's common stock, a reasonable monthly consulting fee of not more than $5,000 and to reimburse the Fund for all out-of-pocket expenses incurred in monitoring the Fund's investment in the Company. During 2004, 2003 and 2002, the Company was obligated to pay to the Fund approximately $60,000 per year in payment of such fees and expenses. Payments made for these obligations were $65,000, $142,000 and $0 during 2004, 2003 and 2002, respectively. $15,000, $20,000 and
$100,000 related to this obligation are included in accrued liabilities as of December 31, 2004, 2003 and 2002, respectively.

EXECUTIVE OFFICERS AND CHANGE-OF-CONTROL AGREEMENTS

Our executive officers, William W. Staunton, III, Greg B. Jones, and Eric A. Balzer are entitled to certain benefits upon a change-of-control. See Employment Contracts and Termination of Employment and Change-of-Control Agreements.

       PROPOSAL 2 - TO APPROVE THE COMPANY'S 2005 INCENTIVE AWARD PLAN

The Company's Board is asking the shareholders to approve the Ramtron International Corporation 2005 Incentive Award Plan ("2005 Plan"). The 2005 Plan was adopted by the Board in July 20, 2005. The 2005 Plan will take effect upon the approval of the Company's shareholders. Set forth below is a summary of some of the terms of the 2005 Plan. The following summary is qualified in its entirety by reference to the terms of the 2005 Plan, a complete copy of which is attached to this proxy statement as Appendix A.

                                   Page-26

SUMMARY OF THE 2005 PLAN

ADMINISTRATION OF THE 2005 PLAN. The 2005 plan will be administered by a committee ("Committee") designated by the Board. Members of the Committee will serve for a period of time as determined by the Board. Subject to the terms of the 2005 Plan, the Committee has sole and complete discretionary authority to (i) make all determinations with respect to awards to be granted under the 2005 Plan, including the form of award and the recipient of the award, (ii) prescribe, amend and rescind rules and regulations relating to the 2005 Plan, (iii) determine the terms and provisions of any agreements concerning the terms of an award, and (iv) make all other determinations necessary or advisable for the administration of the 2005 Plan. All decisions, interpretations and other actions of the Committee are final and binding on participants and other holders of any awards granted under the 2005 Plan.

SHARES RESERVED FOR AWARDS. The number of shares of common stock reserved and available for awards under the 2005 Plan will be 5,000,000 shares, plus the number of shares that remain available for issuance under the Ramtron International Corporation 1995 Stock Option Plan on or after the termination of such plan or which thereafter become available for issuance under such plan. The maximum number of shares that may be issued upon the exercise of incentive stock options ("ISOs") granted under the 2005 Plan will be 5,000,000 shares, and the maximum number of shares that may be issued as restricted stock will be 5,000,000 shares. To the extent any award under the 2005 Plan is exercised or cashed out or terminates or expires or is forfeited without payment being made in the form of common stock, the shares subject to such award that were not so paid will again be available for distribution under the 2005 Plan, as will shares that are used by an individual to pay withholding taxes, as payment for the exercise price of an award, or that are surrendered pursuant to an award exchange program.

Subject to any required approval of our shareholders, the Committee may adjust the number of shares reserved under the 2005 Plan to reflect any increase or decrease in the number of issued shares resulting from stock splits, stock dividends, recapitalizations and other similar events.

ELIGIBILITY AND AWARDS. If the 2005 Plan is approved by our shareholders, awards may be granted to the following categories of individuals: (i) employees of the Company or any of its subsidiaries or affiliates,
(ii) consultants engaged by the Company or any of its subsidiaries or affiliates, and (iii) non-employee directors of the Company. Only employees of the Company or any of its subsidiaries may receive a grant of ISOs under the 2005 Plan. No determination has been made as to which eligible individuals will receive grants under the 2005 Plan and, therefore, the benefits to be allocated to any individual or to any group of employees are not presently determinable.

Under the 2005 Plan, the maximum number of shares that may be granted to any individual during any calendar year will be 5,000,000 shares, provided that the maximum number of shares that may be awarded to any individual during any calendar year as restricted stock will be 500,000 shares.

                                   Page-27

TYPES OF AWARDS. Subject to the terms of the 2005 Plan, the Committee, in its discretion, may grant the following awards under the plan: Stock options, performance units, performance shares, restricted stock, restricted stock units, phantom stock, stock appreciation rights ("SARs"), and other incentives and awards that the Committee may, in its discretion, grant alone or in tandem with any of the foregoing awards.

Stock Options. Under the 2005 Plan, the Committee may grant both ISOs, as defined under Section 422 of the Internal Revenue Code (the "Code"), and non-statutory stock options ("NSOs"). The 2005 Plan provides that options must have an exercise price per share that is at least equal to 100% of the fair market value per share of common stock on the date of grant. For ISOs granted to an employee who, at the time of the ISO grant, holds shares possessing at least 10% of the combined voting power of all classes of stock of the Company or any subsidiary, the ISOs must have an exercise price per share that is at least 110% of the fair market value of per share of common stock on the date of grant. The term of options generally may be no more than 10 years from the date of grant, although the term of ISOs granted to an employee who, at the time of the ISO grant, holds shares possessing at least 10% of the combined voting power of all classes of stock of the Company or any subsidiary, may be no more than 5 years from the date of grant.

The consideration to be paid for shares issued upon the exercise of a stock option, including the method of payment, will be determined by the Committee on the date of grant and may consist of (i) cash, check or full recourse promissory note, (ii) delivery to the Company of shares of common stock having a fair market value on the date of surrender that is equal to the aggregate exercise price of the shares to which the option will be exercised, (iii) any combination of the foregoing, or (iv) any other legal consideration the Committee may deem appropriate. Options continue to be exercisable for up to 12 months after an optionee's association with the Company terminates due to death or disability. If an optionee's association with the Company ends for other reasons (other than termination for cause), options continue to be exercisable during such period of time as determined by the Committee on the date of grant, provided that with respect to an award of ISOs such period will not exceed 90 days after the date that such optionee's association with the Company ends. If an optionee's association with the Company ends due to termination for cause, options continue to be exercisable for up to 30 days following the date of such termination for cause.

Stock Appreciation Rights. SARs may be granted either on a stand alone basis ("Free Standing SAR") or in tandem with a grant of stock options ("Tandem SAR"). The consideration to be received upon the exercise of a SAR will be paid in cash, shares to which the applicable SAR relates (valued at the fair market value per share on the date of exercise), or a combination of cash and shares.

                                   Page-28

A Free Standing SAR will be exercisable at any time, to the extent and upon the terms and conditions set forth in the award agreement. The base price of a Free Standing SAR will not be less than 100% of the fair market value of the shares on the date of grant. Subject to the limitations within the 2005 Plan, upon exercise of a Free Standing SAR, the participant will be entitled to receive, for each share with respect to which the Free Standing SAR is being exercised, consideration equal in value to the excess of the fair market value of a share on the date of exercise over the fair market value of a share on the date of the award.

A Tandem SAR will be exercisable only at the time and to the extent that the related option is exercisable. Subject to the limitations set forth in the 2005 Plan, upon exercise of a Tandem SAR, the participant will be entitled to receive, for each share with respect to which the Tandem SAR is being exercised, consideration equal to the fair market value of a share on the date of exercise over the related option exercise price per share, provided that the Committee may provide that the appreciation realizable upon the exercise of such Tandem SAR will be measured from a base higher than the related option exercise price.

Restricted Stock. Shares of restricted common stock may be granted under the 2005 Plan either at the beginning or the end of the applicable restriction period. Restricted stock will vest and become transferable upon the satisfaction of conditions set forth in the award agreement. The Committee will determine the price, if any, to be paid by a participant for restricted stock, provided that the issuance of restricted stock will be made for at least the minimum consideration necessary to permit such restricted stock to be deemed fully paid and assessable. In connection with any award of restricted stock, the award agreement may provide for the payment of a cash amount to the participant holding such restricted stock at any time after such restricted stock becomes vested. Any such cash awards will be payable in accordance with any additional restrictions, terms and conditions as prescribed by the Committee in the award agreement.

Restricted stock issued at the beginning of the applicable restriction period shall constitute outstanding shares for all corporate purposes and the holder of such restricted stock generally will have the rights of a shareholder with respect to such restricted stock, including the right to vote such restricted stock and to receive and retain such dividends and distributions as the Committee, in its sole discretion, may designate. Restricted stock issued at the end of the applicable restriction period will not constitute issued and outstanding shares for corporate purposes and the holder of such restricted stock will not have any of the rights of a shareholder with respect to such restricted stock, provided that the holder of such restricted stock will be entitled to receive dividend equivalents during the restriction period in accordance with the rules the Committee may specify in the award agreement.

                                   Page-29

Performance Units and Performance Shares. Performance units granted under the 2005 Plan will have an initial value that is established by the Committee on or before the date of grant, which value need not relate to the fair market value of a share of common stock. Performance shares granted under the 2005 Plan will have an initial value equal to 100% of the fair market value of a share of common stock on the date of grant. Performance units and performance shares will be earned only if corporate, business division or individual performance objectives over performance cycles, established by or under the direction of the Committee, are met. The performance objectives may vary from participant to participant, division to division and period to period, and the Committee may modify any established performance objectives if the Committee determines that such objectives are no longer suitable due to a material change in the Company's business, operations, corporate structure or capital structure or other conditions the Committee deems to be material. Awards may be paid in the form of cash, shares of common stock or any combination thereof, as determined by the Committee.

Phantom Stock. The value of phantom stock granted under the 2005 Plan will be determined by reference to a share of common stock. Any grant of phantom stock will be subject to the terms and conditions set forth in the 2005 Plan and subject to such other terms and conditions as are not inconsistent with the purposes and provisions of the 2005 Plan as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any performance goal requirements that may be established by the Committee. The holder of phantom stock may be entitled to dividend equivalents and distributions, as determined by the Committee in its sole discretion.

Restricted Stock Units. Restricted stock units granted under the 2005 Plan will consist of an award of restricted stock, performance shares or performance units that the Committee, in its sole discretion, permits to be paid out in installments, in accordance with rules and procedures established by the Committee. Awards of restricted stock units may relate in whole or in part to performance or other criteria established by the Committee at the time of grant. Restricted stock units may provide for the payment of cash consideration by the participant to whom such award is granted or such restricted stock units may be delivered without the payment of cash consideration, provided that the issuance of any shares in connection with an award of restricted stock will be for at least the minimum consideration necessary to permit the shares to be deemed fully paid and nonassessable.

Other Incentive Awards. The Committee may, in its discretion, grant other incentive awards, which may be granted either alone, in addition to, or in tandem with, either or both of other awards granted under the 2005 Plan or other cash awards made under or outside of the 2005 Plan, and which may, but are not required to, relate to the current fair market value per share of common stock.

                                   Page-30

CODE SECTION 162(m) EXEMPTION. Special rules limit the deductibility of compensation paid to our chief executive officer and certain other senior executives. Under Code section 162(m), the annual compensation paid to any of these executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company may preserve the deductibility of certain compensation in excess of $1,000,000 if the compensation qualifies as "performance-based compensation" under Code section 162(m). Awards granted under pre-established objective performance goals may qualify as performance-based compensation if certain requirements are met, including shareholder approval of the material terms of such performance goals. The 2005 Plan has been designed to permit the Company to grant awards that qualify as performance-based compensation for purposes of satisfying the conditions of Code section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such awards if the Company should make them.

PERFORMANCE OBJECTIVES UNDER THE 2005 PLAN. Performance objectives applicable to awards that are intended to be exempt from the limitations of Code section 162(m) include the achievement of one or more objective performance goals established by the Committee, which will be based on the attainment of one or any combination of the following: return on invested capital, customer service levels, EBIT (or EBITDA or other forms of earnings on basic or diluted basis), free cash flow (or other cash flow measures), growth in the foregoing or other measures, economic profit, net income (before or after tax), specified levels of earnings per share from continuing operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total shareholder return (measured in terms of stock price appreciation and dividend growth) or cost control, of the Company or any subsidiary or affiliate (or any division thereof) for or within which the participant is primarily employed, or such other goals as the Committee will determine. Such performance goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations.

CHANGE IN CORPORATE STRUCTURE. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets or stock of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another Company, as a result of which the Company is not the surviving and controlling Company or as a result of which the outstanding shares of common stock are exchanged or converted into cash or property or securities not of the Company, the Committee will (i) make provision for the assumption or substitution of all outstanding awards by the successor Company, or (ii) if an award is not assumed or substituted by the successor company, the Committee will notify the participant in writing or electronically that all awards will be exercisable, whether or not then exercisable, and any restrictions on such awards will lapse, for a period of up to 30 days from the date of such notice (but in no event later than the expiration of the term of such award as set forth in the award agreement), and the award will terminate upon the expiration of such period.

                                   Page-31

TRANSFERABILITY OF AWARDS. Generally, no award granted under the 2005 Plan may be transferred by a participant other than by will or the laws of descent and distribution. Notwithstanding the foregoing, unless provided otherwise in an award agreement, an award may be transferred (i) between spouses incident to a divorce, (ii) in the case of an award other than an ISO or related Tandem SAR, to a trust established for the exclusive benefit of one or more members of the participant's immediate family, or to a partnership in which members of participant's immediate family are the only partners, or (iii) in the event of the death of the participant, by the estate of the participant or by a person who acquires the rights to exercise the award by bequest or inheritance.

AMENDMENT OF THE 2005 PLAN. The Committee may amend the 2005 Plan from time to time in such respects as the Committee may deem advisable, provided that without further approval of the shareholders, the Committee may not amend the 2005 Plan to (i) increase the number of shares that may be issued under the 2005 Plan, other than to prevent dilution or in connection with a change in corporate structure, (ii) materially change the designation of the class of individuals eligible to receive awards under the 2005 Plan, (iii) remove administration of the Plan from the Board or the Committee, (iv) extend the term of the 2005 Plan, or (v) violate the rules for shareholder approval under the rules of any exchange on which the company's shares are traded or any other applicable laws, rules or regulations.

EFFECTIVE DATE AND TERMINATION. The 2005 Plan will become effective upon shareholder approval as provided in the 2005 Plan. The 2005 Plan will continue in effect for a term of 10 years unless sooner terminated under the terms 2005 the Plan. All awards granted prior to shareholder approval of the 2005 Plan are subject to such approval, and, if such approval is not obtained within 12 months after the 2005 Plan is adopted by the Board, all such awards will expire and will be of no further force and effect.

CERTAIN TAX CONSEQUENCES.

The following discussion summarizes certain United States federal income tax consequences that generally will arise with respect to the awards granted under the 2005 Plan. This discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2005 Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2005 Plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Non-Statutory Stock Options. A participant will not recognize any taxable income at the time an NSO is granted. Upon exercise of an NSO, the participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the participant's exercise price. At the time a participant sells shares acquired pursuant to the exercise of an NSO, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

                                   Page-32

Incentive Stock Options. A participant generally will recognize no income upon the grant of an ISO and incur no tax on its exercise. If the participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than 2 years after the date the option was granted, the participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the participant disposes of ISO Shares prior to the expiration of either required holding period as described above (a "disqualifying disposition"), then the participant will recognize ordinary income upon the disposition of the ISO Shares in an amount generally equal to the excess of the fair market value of the ISO Shares at the time of exercise (or, if less, the amount realized upon the disposition of such shares) over the option exercise price. Any further gain (or loss) realized by the optionee will be taxed as capital gain (or loss).

Subject to certain exceptions for death or disability, if an optionee exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of an NSO. In addition, if an optionee is subject to the federal alternative minimum tax, the exercise of an ISO will be treated essentially the same as the exercise of an NSO for purposes of the alternative minimum tax.

Stock Appreciation Rights. Generally, a participant will not recognize any taxable income at the time a SAR is granted. Upon exercise of a SAR, the participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the participant's exercise price.

Restricted Stock. A participant who receives an award of restricted stock that is issued at the beginning of the restriction period generally will recognize income on the fair market value of the restricted stock reduced by any amount paid by the participant at such time as the shares are no longer subject to a substantial risk of forfeiture. However, if a participant makes a timely election under Code section 83(b), the participant will recognize income on the date of transfer of such shares in an amount equal to the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) less the purchase price paid for the shares. If a Code section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a substantial risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the participant.

A participant who receives an award of restricted stock that is issued at the end of the restriction period generally will recognize income on the fair market value of the restricted stock reduced by any amount paid by the participant at such time as the shares are transferred to the participant at the end of the applicable restriction period.

                                   Page-33

Performance Shares, Performance Units and Phantom Stock. Generally, no income will be recognized upon the grant of performance shares, performance units or phantom stock. Upon payment in respect of the earn-out of performance shares, performance units or phantom stock, the participant will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any non-restricted shares received. If the Company pays dividend equivalents to the holder of phantom stock, the participant's receipt of such dividend equivalents will be treated as compensation that is taxable as ordinary income to the participant.

Tax Treatment for the Company. The Company generally will be entitled to a tax deduction in connection with an option or award under the 2005 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that, among other things, the income is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Code section 280G, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Code section 162(m).

Deferred Compensation. Any awards granted under the 2005 Plan that are considered to be deferred compensation must satisfy the requirements of Code section 409A to avoid adverse tax consequences to participating employees. These requirements include limitations on election timing, acceleration of payments, and distributions. To the extent that deferrals of awards granted under the 2005 Plan fail to meet these requirements, such awards will be subject to immediate taxation and tax penalties in the year they vest. It is the intent of the Company that awards granted under the 2005 Plan will be structured and administered in a manner that complies with Code section 409A.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
          VOTE FOR THE APPROVAL OF THE COMPANY'S 2005 INCENTIVE AWARD PLAN.

       PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                            INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed KPMG LLP (KPMG), independent auditors, to audit the Company's consolidated financial statements for the year ending December 31, 2005. A representative of KPMG is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

The aggregate fees billed for professional services by our auditors in 2004 and 2003 for these various services were:

Type of Fee                 2004            2003
------------------        --------        --------
Audit fees                $231,500        $117,500
Audit related fees        $  9,500        $  8,500
Tax fees                  $ 16,000        $ 16,000
All other fees                  --              --

                                   Page-34

AUDIT FEES. KPMG's fees billed to the Company during 2004 and 2003 for annual audit services and the review of interim financial statements.

AUDIT-RELATED FEES. KPMG's fees billed to the Company during 2004 and 2003 for audit-related services including fees for our employee benefit plan audit that were not included under the heading "Audit Fees."

TAX FEES. KPMG's fees billed to the Company during 2004 and 2003 are for tax consultation and tax return preparation services

ALL OTHER FEES. KPMG's did not render services to the Company that were not included in the other three categories.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. KPMG did not render any professional services to the Company in 2004 or 2003 with respect to financial information systems design and implementation.

The Audit Committee has established a policy whereby the Audit Committee must pre-approve all audit and permitted non-audit services performed by the Company's independent auditor in accordance with a prior description of the services to be performed and specific estimates for each such services. The Audit Committee pre-approved all of the services performed by KPMG during fiscal 2004.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
            VOTE FOR THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT
                             AUDITORS NAMED ABOVE.

                               OTHER MATTERS

The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                  FORM 10-K

COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, RAMTRON INTERNATIONAL CORPORATION, 1850 RAMTRON
DRIVE, COLORADO SPRINGS, COLORADO 80921.

                                   Page-35

                                  APPENDIX A

                      RAMTRON INTERNATIONAL CORPORATION

                          2005 INCENTIVE AWARD PLAN

1.  Establishment and Purpose of the Plan.

Ramtron International Corporation hereby establishes this 2005 Incentive Award Plan to promote the interests of the Company and its stockholders by (i) helping to attract and retain the services of selected service providers of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals, and (iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase, or benefit from the appreciation of, stock of the Company or other awards under this Plan.

2.  Definitions.

The following definitions shall apply throughout the Plan:

a. "Affiliate" shall mean any entity that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

b. "Award" shall mean, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Performance Units, Performance Shares, Phantom Stock, Restricted Stock Units, and Other Incentive Awards.

c. "Award Agreement" shall mean the written agreement entered into between the Company and the Participant evidencing and reflecting the terms of an Award granted under the Plan. An Award Agreement shall be subject to the terms and conditions of the Plan.

d. "Board of Directors" shall mean the Board of Directors of Ramtron International Corporation as in office from time to time.

e. "Code" shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any rules and regulations issued under such section.

f. "Committee" shall mean the committee of the Board of Directors appointed in accordance with Section 4(a) of the Plan, and if no such committee shall be appointed or in office, the Board of Directors.

g. "Company" shall mean Ramtron International Corporation, a Delaware corporation (or any successor corporation).

                                   Page-36

h. "Consultant" shall mean any person, including an advisor, engaged by the Company or a Subsidiary or Affiliate to render services to such entity in a non-employee capacity.

i. "Continuous Employment" shall mean the absence of any interruption or termination of service as a Service Provider of the Company, or a Subsidiary or Affiliate, in any capacity; provided, however, that for purposes of an Incentive Stock Option, "Continuous Employment" means the absence of any interruption or termination of service as an Employee of the Company or a Subsidiary pursuant to applicable tax regulations. Continuous Employment shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company or a Subsidiary or Affiliate prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option. For avoidance of doubt, a Participant shall be deemed to incur a termination of Continuous Employment if, as a result of a sale of shares or assets, the entity that employs such Participant shall cease to qualify as a Subsidiary or Affiliate and the Participant does not immediately become a Service Provider of the Company or an entity that continues to be a Subsidiary or Affiliate. In the event that the status of a Participant changes from Employee to Consultant, the Committee, in its sole discretion, may determine that, notwithstanding such change in status, the Participant shall not be deemed to incur a termination of Continuous Employment for purposes of the Plan until such time that the Participant's service as a Consultant to the Company or a Subsidiary or Affiliate terminates.

j. "Director" shall mean a duly elected and qualified member of the Board of Directors.

k. "Disability" shall mean, in accordance with Section 22(e)(3) of the Code, the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. In determining the Disability of the Participant, the Committee may require the Participant to furnish proof of the existence of the Disability and may select a physician to examine the Participant. The final determination as to the Disability of the Participant shall be made by the Committee.

l. "Dividend Equivalents" shall mean, to the extent specified by the Committee, an amount equal to all dividends and other distributions (or the economic equivalent thereof) paid on one Share for each Share represented by an Award held by such Participant.

                                   Page-37

m. "Employee" shall mean any individual, including officers and Directors, employed by the Company or a Subsidiary or Affiliate.

n. "Fair Market Value" shall mean, with respect to Shares, the value per Share, as of any date, determined as follows: (i) if the Shares are then listed or admitted to trading on a NASDAQ market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such NASDAQ market system or principal stock exchange on which the Shares are then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Shares on such NASDAQ market system or such exchange on the next preceding day for which a closing sale price is reported, (ii) if the Shares are not then listed or admitted to trading on a NASDAQ market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Shares in the over the counter market on the date of valuation, and (iii) if neither (i) nor
    (ii) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate and applied in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time, which determination shall be conclusive and binding on all interested parties.

o. "Free Standing SAR" shall mean an SAR granted pursuant to the provisions of Section 8(d) of the Plan.

p. "Incentive Stock Option" shall mean an Option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

q. "Non-Employee Director" shall mean a member of the Board of Directors who is not also an Employee of the Company or a Subsidiary or Affiliate.

r. "Non-Statutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

s. "Option" shall mean the grant of the right to a Service Provider pursuant to the Plan to purchase a specified number of Shares at a specified exercise price.

t. "Optioned Stock" shall mean the Shares subject to an Option or SAR granted pursuant to the Plan.

u. "Optionee" shall mean a Service Provider who is granted an Option under the Plan.

v. "Other Incentive Awards" shall mean any other awards not specifically described in the Plan that may in whole or in part be valued by reference to, or otherwise based on, Shares, and are created by the Committee pursuant to Section 13 of the Plan.

                                   Page-38

w. "Participant" shall mean a Service Provider who is granted an Award under the Plan.

x. "Performance Cycle" shall have the meaning set forth in Section 10(b) of the Plan.

y. "Performance Share" shall mean an Award granted pursuant to Section 10 of the Plan.

z. "Performance Unit" shall mean an Award granted pursuant to Section 10 of the Plan.

aa. "Phantom Stock" shall mean an Award consisting of a contractual right to receive a hypothetical Share granted pursuant to Section 11 of the Plan.

bb. "Plan" shall mean this Ramtron International Corporation 2005 Incentive Award Plan as the same may be amended from time to time.

cc. "Restricted Period" shall mean the period during which the transfer of Restricted Stock is subject to restrictions, and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of performance goals, or the occurrence of other events as determined by the Committee in its discretion.

dd. "Restricted Stock" shall mean Shares issued pursuant to Section 9 of the Plan.

ee. "Restricted Stock Unit" shall mean an Award granted pursuant to Section 12 of the Plan.

ff. "Retained Distributions" shall have the meaning set forth in Section 9(c) of the Plan.

gg. "Service Provider" shall mean an Employee, Non-Employee Director or Consultant.

hh. "Shares" shall mean shares of the common stock of the Company, par value per share of $0.01, or any shares into which such Shares may be converted in accordance with Section 16 of the Plan.

ii. "Stock Appreciation Right" or "SAR" shall mean an Award, granted alone or in connection with an Option, that pursuant to Section 8 of the Plan is designated as a SAR.

jj. "Subsidiary" shall mean any "subsidiary" corporation, whether now or hereafter existing as defined in Section 424(f) of the Code.

kk.  "Tandem SAR" shall mean an SAR granted pursuant to the provisions of
     Section 8(c) of the Plan.

                                   Page-39
ll. "Termination for Cause" shall mean termination of employment as a result of (i) any act or acts by the Participant constituting a felony under any federal, state or local law; (ii) the Participant's willful and continued failure to perform the duties assigned to him or her as a Service Provider; (iii) any material breach by the Participant of any agreement with the Company or a Subsidiary or Affiliate concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company or a Subsidiary or Affiliate; (iv) dishonesty, gross negligence or malfeasance by the Participant in the performance of his or her duties as a Service Provider or any conduct by the Participant which involves a material conflict of interest with any business of the Company or a Subsidiary or Affiliate; or (v) the Participant's taking or knowingly omitting to take any other action or actions in the performance of Participant's duties as a Service Provider without informing appropriate members of management to whom such Participant reports, which action or actions, in the determination of the Board of Directors, have caused or substantially contributed to the material deterioration in the business of the Company or a Subsidiary or Affiliate.

3.  Shares Reserved.

a. Number of Shares. Subject to adjustment as provided in Section 16 of the Plan, the maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be equal to five million 5,000,000 Shares plus the number of Shares which shall remain available for issuance under the Ramtron International Corporation 1995 Stock Option Plan on and after the termination of the term of such plan or which thereafter become available for issuance under such plan. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be five million 5,000,000 Shares, and the maximum number of Shares that may be issued as Restricted Stock shall be 5,000,000 Shares, subject to adjustment as provided in Section 16. Such number of Shares reserved for issuance under the Plan may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

b. Share Counting. Any Shares (i) subject to, but not sold or issued under, an Award granted under the Plan or an option granted under any prior stock option plan of the Company, terminating, expiring or canceled for any reason prior to its exercise in full, (ii) which is tendered, actually or by attestation, by a Participant as full or partial payment in connection with the exercise of any Award under the Plan or any prior stock option plan of the Company, (iii) retained by or surrendered to the Company in order to satisfy a Participant's withholding tax obligations in accordance with Section 22(d) of the Plan, (iv) settled in cash, and (v) surrendered pursuant to an award exchange program established by the Committee pursuant to Section 4(b)(xi) of the Plan, shall again be available for Awards thereafter granted during the remainder of the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

                                   Page-40

c. Individual Limits. Subject to adjustment as provided in Section 16 of the Plan, the maximum number of Shares which may be subject to Awards granted under the Plan during any calendar year to any Participant shall be 5,000,000 Shares; provided, however, that the maximum number of Shares which may be awarded as Restricted Stock under the Plan during any calendar year to any Participant shall be 500,000 Shares. If an Award held by a Participant is canceled, if and to the extent required by
    Section 162(m) of the Code, the canceled Award shall continue to be counted against the maximum number of Shares for which Awards may be granted to such Participant, and any replacement Award granted to such Participant shall also count against such limit.

4.  Administration of the Plan.

a. The Plan shall be administered by the Board of Directors or, if appointed pursuant to a resolution of the Board of Directors, by a Committee designated by the Board of Directors to administer the Plan. If so appointed, the Committee shall be comprised of not less than two persons. Members of the Committee shall serve for such period of time as the Board of Directors may determine. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. In the event the Company has a class of equity securities registered under
    Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and unless the Board of Directors determines otherwise, from the effective date of such registration until six months after the termination of such registration, all grants of Awards to persons subject to the provisions of Section 16(b) of the Exchange Act shall be made by a Committee of two or more Non-Employee Directors having full authority to act in the matter and all of whom are "non-employee directors" under Rule 16b-3 of the Exchange Act and "outside directors" within the meaning of
    Section 162(m) of the Code and the regulations promulgated thereunder.

b. Subject to the provisions of the Plan, the Committee shall have the sole and complete discretionary authority: (i) to grant Incentive Stock Options in accordance with Section 422 of the Code, and Non-Statutory Stock Options, SARs, Restricted Stock, Performance Units, Performance Shares, Phantom Stock, Restricted Stock Units and Other Incentive Awards; (ii) to determine, upon review of relevant information, the Fair Market Value per Share; (iii) to determine the exercise price of the Awards to be granted to Service Providers in accordance with the Plan; (iv) to determine the Service Providers to whom, and the time or times at which, Awards shall be granted and the number of Shares subject to each Award; (v) to prescribe, amend and rescind rules and regulations relating to the Plan, and to interpret and the same, subject to the limitations set forth in Section 16 of the Plan; (vi) to determine the terms and provisions of each Award under the Plan and each Award Agreement (which need not be identical with the terms of other Awards or Award Agreements) and to modify or amend an

                                   Page-41
    outstanding Award or Award Agreement; (vii) to accelerate the exercise or vesting date of any Award; (viii) to determine whether any Participant will be required to execute a stock purchase agreement or other agreement as a condition to the exercise, issue or payment of an Award, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and to amend any such agreement; (ix) to interpret the Plan, any Award Agreement, or any other agreement entered into with respect to the grant, issue, payment or exercise of Awards, and to determine the eligibility of a Service Provider for benefits under the Plan and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Awards or agreements relating to the grant, issue, payment or exercise thereof; (xi) to cancel any outstanding Awards and grant to a Participant in replacement thereof such number of other Awards on such terms and conditions as the Committee shall determine; and (xii) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan, including determining the amounts of benefits payable to a Participant.

c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall constitute acts of the Committee.

e. The Company shall pay all original issue and transfer taxes with respect to the grant of Awards and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Award shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Award or transfer of Shares.

5.  Eligibility.

Awards may be granted under the Plan only to Service Providers, provided, however, that Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary. A Service Provider who has been granted an Award may be granted, if he or she is otherwise eligible, additional Awards; however, eligibility pursuant to this Section 5 of the Plan shall not entitle a Service Provider to be granted an Award, or a Participant to be granted additional Awards.

                                   Page-42

6.  Stock Options.

Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Non-Statutory Stock Options and shall be evidenced by an Award Agreement providing, in addition to such other terms as the Committee may deem advisable, the following terms and conditions:

a. Time of Granting Options. The date of grant of an Option shall be, for all purposes, the date on which the Committee makes the determination granting such Option; provided, however, that if the Committee determines that such grant shall be effective as of some future date, the date of grant shall be as of such future date. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

b. Number of Shares and Designation. Each Award Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Non-Statutory Stock Option.

c. Vesting. Options granted under the Plan shall vest as determined by the Committee, in its sole and absolute discretion, from time to time, which may include installment or performance vesting or other contingent vesting provisions.

d. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to exercise of an Option, whether an Incentive Stock Option or Non-Statutory Stock Option, shall be such price as is determined by the Committee as of the date of grant; provided, however, that such price shall in no event be less than 100% of the Fair Market Value per Share on the date of grant.

    Notwithstanding anything to the contrary herein, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, the exercise price per Share shall be no less than 110% of the Fair Market Value per Share on the date of grant.

    Notwithstanding the foregoing, the Committee may designate a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Corporation or any Subsidiary or Affiliate or pursuant to any other corporate transaction, as provided by Section 424 of the Code and the regulations thereunder.

                                   Page-43

e. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee on the date of grant and may consist entirely of (i) cash, check or full recourse promissory note or (ii) delivery (actually or by attestation) of Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares permitted under any laws to which the Company is subject which is approved by the Committee in its discretion; provided, however that the Optionee shall be required to pay an amount necessary to satisfy the Company's tax withholding obligations in accordance with
    Section 22(d) of the Plan. Unless otherwise specifically provided, the exercise price of an Option that is paid by surrender to the Company of other Shares shall be paid only by Shares of the Company that have been held by the Optionee for at least six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid an accounting charge).

    If approved by the Committee and permitted by applicable law, payment in full or of any part of the exercise price also may be made by delivering a properly executed exercise notice to an approved broker-dealer, together with instructions to the broker-dealer to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and taxes required to be withheld (a "cashless exercise").

    If the consideration for the exercise of an Option is a promissory note, it shall be a full recourse promissory note executed by the Optionee, bearing interest at a rate which shall be sufficient to preclude the imputation of interest under the applicable provisions of the Code. Until such time as the promissory note has been paid in full, the Company may retain the Shares purchased upon exercise of the Option in escrow as security as security for payment of the promissory note. An Optionee may not deliver a promissory note in payment of the exercise price (i) unless approved in advance by the Committee and (ii) to the extent such note would violate any applicable laws.

    If the consideration for the exercise of an Option is the actual surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Shares without obtaining the consent or approval of any person or government authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Shares used to effect the purchase shall be the Fair Market Value of such Shares on the date of exercise as determined by Committee in its sole discretion exercised in good faith.

                                   Page-44

f. Term of Options. The term of an Option may be no more than ten years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, shall be no more than five years from the date of grant thereof or such shorter term as may be approved by the Committee.

    The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth herein.

g. Annual Limit on Incentive Stock Options. Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds $100,000, the Options in excess of such limit shall be treated as Non-Statutory Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

7.  Exercise of Stock Options.

a. In General. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the Plan, including any performance or other criteria with respect to the Company and/or the Optionee as may be determined by the Committee in its sole discretion.

    An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Award Agreement or as required by the Committee and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or evidence that arrangements for the collection or payment of such tax satisfactory to the Committee have been made). Full payment may consist of such consideration and method of payment allowable under Section 6(e) of the Plan.

                                   Page-45

c. Decrease in Available Shares. Except as provided in Section 3 of the Plan, exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

d. Exercise of Stockholder Rights. Until the Option is properly exercised in accordance with the terms of this Section 7, and the Company has issued Shares in the name of the Optionee, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Option is exercised and the Shares issued, except as provided in Section 16 of the Plan.

e. Termination of Continuous Employment. Except as otherwise provided herein, in the event of termination of an Optionee's Continuous Employment, such Optionee may, but only within such period of time as is determined by the Committee at the time of grant, with such determination in the case of an Incentive Stock Option not exceeding ninety (90) days after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

    The Committee may, at any time and at its sole discretion, extend beyond 90 days the period of time during which an Optionee may exercise his or her Option following the date on which his or her Continuous Employment terminates for any reason other than death, Disability or Termination for Cause.

    Notwithstanding the forgoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Award Agreement, and, unless otherwise provided by the Committee, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment terminated. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

f. Death or Disability of Optionee. If an Optionee's Continuous Employment terminates due to death or Disability of the Optionee, the Option may be exercised, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee, within one year following the date of such termination (subject to any earlier termination of the Option as provided by its terms).

                                   Page-46

    Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Award Agreement, and, unless otherwise provided by the Committee at the time of grant, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment terminated due to death or Disability. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

g. Termination for Cause. If an Optionee's Continuous Employment terminates due his or her Termination for Cause, he or she may exercise his or her Option to the extent the Option was exercisable as of the date of such termination, but only within 30 days following the date of such Termination for Cause (subject to any earlier termination of the Option as provided by its terms).

    Notwithstanding the forgoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Award Agreement, and, unless otherwise provided by the Committee at the time of grant, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment terminated due his or her Termination for Cause. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

h. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Section 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

i. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

    Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

                                   Page-47

8.  Stock Appreciation Rights.

The Committee shall have the authority, in its discretion, to grant SARs at any time and from time to time, as will be determined by the Committee. SARs granted pursuant to this Section 8 of the Plan shall be evidenced by an Award Agreement and subject to the following terms and conditions:

a. Grant of SARS. An SAR may be granted to Participant holding an Option (hereinafter called a "related Option") with respect to all or a portion of the Shares subject to the related Option (a "Tandem SAR") or may be granted separately to an eligible person (a "Free Standing SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the applicable Award Agreement

b. Number of Shares. The Committee will have complete discretion to determine the number of SARs granted to any Participant.

c. Tandem SARS. A Tandem SAR may be granted concurrently with the grant of the related Option, or if the related Option is a Non-Statutory Stock Option, at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Award Agreement may provide), and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be cancelled automatically to the extent of the number of Shares with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR, the Participant shall be entitled to receive from the Company, for each Share with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 8(e)) equal in value to the excess of the Fair Market Value of a Share on the date of exercise over the related Option exercise price per share; provided, however, that the Committee may, in any Award Agreement granting Tandem SARs, provide that the appreciation realizable upon exercise thereof shall be measured from a base higher than the related Option exercise price.

d. Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Award Agreement. The base price of a Free Standing SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant of the Free Standing SAR. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR, the Participant shall be entitled to receive from the Company, for each share of Common Shares with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 8(e)) equal in value to the excess of the Fair Market Value of a Share on the date of exercise over the Fair Market Value per Share on the date of the award.

                                   Page-48

e. Consideration. The consideration to be received upon the exercise of an SAR by the Participant shall be paid in cash, Shares to which the SAR relates (valued at Fair Market Value on the date of exercise of such SAR) or a combination of cash and Shares as specified in the Award Agreement, or, if so provided in the Award Agreement, either as determined by the Committee in its sole discretion or as elected by the Participant, provided that the Committee shall have the sole discretion to approve or disapprove the election by a Participant to receive cash in full or partial settlement of an SAR, which approval or disapproval shall be given after such election is made. No fractional Shares shall be issuable upon exercise of an SAR and, unless otherwise provided in the applicable Award Agreement, the Participant will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for Shares on its expiration date.

f. Limitations. The applicable Award Agreement may provide for a limit on the amount payable to a Participant upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Participant in whole or in part for cash during any specified period, for a limit on the time periods during which a Participant may exercise SARs and for such other limits on the rights of the Participant and such other terms and conditions of the SAR as the Participant may determine, including, without limitation, a condition that the SAR may be exercised only in accordance with rules and regulations adopted by the Committee from time to time. Unless otherwise so provided in the applicable Award Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

g. Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Shares a SAR previously granted based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

h. Expiration and Exercise of SARs. An SAR granted under the Plan will expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of
    Section 7 shall also apply to Participants with respect to the exercise of SARs.

i. Certain SARs. If at the time of grant the Committee intends a grant of SARs to any Service Provider to be excluded from the coverage of Section 409A of the Code, then, notwithstanding any other provision of the Plan,
    (i) with respect to a number of Shares fixed on or before the date of grant, the compensation payable under such SARs cannot be greater than the difference between the Fair Market Value of the Shares (determined without regard to any risk of forfeiture or restrictions on transfer) on the date

                                   Page-49
    of grant and the Fair Market Value of the Shares (determined without regard to any risk of forfeiture or restrictions on transfer) on the date of exercise, (ii) the exercise price for such SARs may never be less than 100% of the Fair Market Value of the underlying Shares (determined without regard to any risk of forfeiture or restrictions on transfer) on the grant date, and (iii) the SARs may not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of such SARs.

9.  Restricted Stock.

The Committee shall have the authority, in its discretion, to grant shares of Restricted Stock in such amounts as the Committee, in its sole discretion, shall determine and as shall be evidenced in an Award Agreement; provided, however, that the Restricted Stock granted under this Section 9 shall be subject to the following:

a. Grant of Restricted Stock. Subject to the limitations of the Plan, the Committee shall determine whether Shares covered by awards of Restricted Stock will be issued at the beginning or the end of the Restriction Period and whether Dividend Equivalents will be paid during the Restriction Period in the event Shares are to be issued at the end of the Restriction Period, and shall designate (or set forth the basis for determining) the time or times when each award of Restricted Stock will vest, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Stock in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Participant for the Restricted Stock; provided, however, that the issuance of Restricted Stock shall be made for at least the minimum consideration necessary to permit such Restricted Stock to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this
    Section 9(a) shall be specified in the Award Agreement.

b. Issuance of Restricted Stock at Beginning of the Restriction Period. If Shares are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Stock shall be registered in the name of the Participant to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined in Section 9(c)) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall remain in the custody of the Company and the Participant shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall become vested in accordance with the Plan and the Award Agreement.

                                   Page-50

c. Restrictions. Restricted Stock issued at the beginning of the Restriction Period shall constitute issued and outstanding Shares for all corporate purposes. The Participant will have the right to vote such Restricted Stock, to receive and retain such dividends and distributions, as the Committee may in its sole discretion designate, paid or distributed on such Restricted Stock and to exercise all other rights, powers and privileges of a shareholder with respect to the Shares covered by such an award of Restricted Stock; except, that (i) the Participant will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period as provided in Section 9(b); (iii) other than such dividends and distributions as the Committee may in its sole discretion designate, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (iv) the Participant may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions or his interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

d. Issuance of Shares at End of the Restriction Period. Restricted Stock issued at the end of the Restriction Period shall not constitute issued and outstanding Shares and the Participant shall not have any of the rights of a shareholder with respect to the Shares covered by such an award of Restricted Stock, in each case until such Shares shall have been transferred to the Participant at the end of the Restriction Period. If and to the extent that Shares are to be issued at the end of the Restriction Period, the Participant shall be entitled to receive Dividend Equivalents with respect to the Shares covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Award Agreement.

e. Cash Awards. In connection with any award of Restricted Stock, an Award Agreement may provide for the payment of a cash amount to the Participant holding such Restricted Stock at any time after such Restricted Stock shall have become vested. Such cash awards shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Award Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Participant shall be otherwise entitled or eligible to receive from the Company.

                                   Page-51

f. Completion of Restriction Period. On the vesting date specified in the applicable Award Agreement with respect to each award of Restricted Stock, and upon the satisfaction of any other applicable restrictions, terms and conditions, (i) all or the applicable portion of such Restricted Stock shall become vested, (ii) any Retained Distributions and any unpaid Dividend Equivalents with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, and (iii) any cash award to be received by the Participant with respect to such Restricted Stock shall become payable, all in accordance with the terms of the applicable Award Agreement. Any such Restricted Stock, Retained Distributions and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company and the Participant shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Stock, Retained Distributions and any unpaid Dividend Equivalents that shall have been so forfeited.

g. Effect of Termination. Except as otherwise determined by the Committee at the time of grant, upon termination of Continuous Employment for any reason during the Restriction Period, all Restricted Stock still subject to restriction shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company; provided, however, that in the event of a Participant's Disability or death, or in cases of special circumstances, if the Committee, in its sole discretion, finds that a waiver would be in the best interests of the Company and shall within thirty (30) days after such termination of Continuous Employment notify the Participant in writing of its decision to waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock, then the Participant shall continue to be the owner of such Restricted Stock subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of Restricted Stock pursuant to this Section 9(g), the Company shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such Restricted Stock. In the event that the Company requires a return of Restricted Stock, it shall also have the right to require the return of all dividends, distributions or Dividend Equivalents paid on such Restricted Stock, whether by termination of any escrow arrangement under which any Retained Distributions or Dividend Equivalents are held or otherwise.

10.  Performance Units and Performance Shares.

The Committee shall have the authority, in its discretion, to grant Performance Units and Performance Shares at any time and from time to time, as shall be determined by the Committee. The terms and conditions of the Performance Units and Performance Shares shall be determined from time to time by the Committee and shall be evidenced in an Award Agreement; provided, however, that the Performance Units and Performance Shares granted under this
Section 10 shall be subject to the following:

                                   Page-52

a. Value of Performance Unit and Performance Shares. Each Performance Unit will have an initial value that is established by the Committee on or before the date of grant, which need not relate to the Fair Market Value of a Share. Each Performance Share will have an initial value equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

b. Performance Objectives and Other Terms. The Committee will set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Participants. The time period during which the performance goals must be met will be called the "Performance Cycle." The minimum time period for any Performance Cycle shall be one year. Each Award of Performance Units or Performance Shares will be evidenced by an Award Agreement that will specify the Performance Cycle, and such other terms and conditions as the Committee, in its sole discretion, will determine. The Committee may set performance goals based on the achievement of Company-wide, divisional, or individual objectives, or on any applicable laws or any other basis as determined by the Committee in its discretion.

c. Earning of Performance Units and Performance Shares. After the applicable Performance Cycle has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payment based on the number of Performance Units or Performance Shares earned by the Participant over the Performance Cycle, to be determined as a function of the extent to which the corresponding performance goals have been achieved. After the grant of a Performance Unit or Performance Share, the Committee, in its sole discretion, may reduce or waive any performance goals for such Performance Unit or Performance Share.

d. Modification of Standards. If the Committee determines in its sole discretion that the established performance goals are no longer suitable to Company objectives because of a material change in the Company's business, operations, corporate structure or capital structure, or other conditions the Committee deems to be material, the Committee may modify the performance goals as it considers appropriate and equitable.

e. Form and Timing of Payment of Performance Unit and Performance Shares. Payment of earned Performance Units and Performance Shares will be made as soon after the expiration of the applicable Performance Cycle at the time determined by the Committee. The Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Cycle) or in a combination thereof.

f. Cancellation of Performance Units and Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares will be forfeited to the Company, and again will be available for grant under the Plan.

                                   Page-53

11.  Phantom Shares.

The Committee shall have the authority, in its discretion, to grant Phantom Shares, the value of which shall be determined by reference to a Share, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any performance goal requirements that may be established by the Committee and as shall be evidenced in an Award Agreement; provided, however, that the Phantom Shares granted under this
Section 11 shall be subject to the following:

a. Surrender. Each Award Agreement with respect to a Phantom Share shall specify the date on which the Phantom Share shall be surrendered, and thereby cancelled by delivery of an actual Share or, in the discretion of the Company, by the payment of cash (or a combination of cash and Shares) in an amount equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of surrender, subject to such terms and conditions as the Committee may specify, in its sole discretion, in the applicable Award Agreement or thereafter. The date on which the Phantom Shares shall be surrendered may be accelerated upon the occurrence of certain events, as determined by the Committee in its sole discretion and as set forth in the applicable Award Agreement.

b. Dividends and Distributions. Payments of Dividend Equivalents may be made to Participants who have been awarded Phantom Shares. Such payments of Dividend Equivalents may be paid directly to the Participant or may be reinvested in additional Phantom Shares, as determined by the Committee in its sole discretion.

c. Limitation on Payment. The Committee may, in its sole discretion, establish and set forth in the Award Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Award Agreement.

d. Participant's Termination. Except as otherwise determined by the Committee at the time of grant, upon termination of Continuous Employment for any reason, the date of surrender of Phantom Shares shall be accelerated and the Phantom Shares shall be automatically and immediately surrendered and cancelled by delivery of Shares as of the date of such termination.

12.  Restricted Stock Units.

The Committee shall have the authority, in its discretion, to grant Restricted Stock Units. Restricted Stock Units shall consist of an Award of Restricted Stock, Performance Shares or Performance Units that the Committee, in its sole discretion, permits to be paid out in installments, in accordance with rules and procedures established by the Committee. The Committee may, in its sole discretion, establish any or all of the following rules for application to an award of Restricted Stock Units under this Section 12:

                                   Page-54

a. Non-Transferability. Any Shares which are part of an award of Restricted Stock Units may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or if later, the date provided by the Committee at the time of grant of the Award.

b. Consideration. Such Restricted Stock Units may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and Shares to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any Shares in connection with an award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

c. Performance or Other Criteria. Awards of Restricted Stock Units may relate in whole or in part to performance or other criteria established by the Committee at the time of grant.

d. Deferral and Other Terms and Conditions. Awards of Restricted Stock Units may provide in the Award Agreement for deferred payment schedules, vesting over a specified period of employment, the payment of Dividend Equivalents with respect to the number of Shares covered by the Restricted Stock Units, and written elections by the Participant to defer payment of the Award or the lifting of restrictions on the Award, if any.

e. Waiver of Restrictions. In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which an award of Restricted Stock Units was made subject at the time of grant.

13.  Other Incentive Awards.

The Committee shall have the authority, in its discretion, to grant Other Incentive Awards, which may be granted either alone, in addition to, or in tandem with, either or both of other Awards granted under the Plan or other cash awards made under or outside of the Plan, and which may, but are not required to, relate to the Fair Market Value of a Share. The Committee shall have authority to determine to whom and the time or times at which Other Incentive Awards shall be made, the amount of such Other Incentive Awards, and all other conditions of the Other Incentive Awards including but not limited to any vesting or forfeiture conditions and dividend or voting rights.

14.  Non-Employee Directors.

a. Discretionary Awards. The Board of Directors shall have the authority, in its discretion, to grant to Non-Employee Directors, as such time or times as the Board of Directors may determine, Non-Statutory Stock Options, SARs, Restricted Stock or Restricted Stock Units, or any combination thereof. All grants of Awards under this Section 14 shall be made in compliance with any applicable requirements of the listing standards of the NASDAQ market system, or any stock exchange on which the Shares are then listed, with respect to Non-Employee Directors, and will take into consideration the cash and equity components of the aggregate compensation provided to such Non-Employee Directors hereunder and outside of the Plan.

                                   Page-55

b. Limit on Shares. Subject to adjustment as provided in Section 16 of the Plan, the maximum number of Shares which may be subject to Awards under the Plan during any calendar year to any Non-Employee Director under this
    Section 14 is 500,000 Shares.

c. Ineligible Non-Employee Directors. Notwithstanding any other provision of the Plan, a Non-Employee Director who, at the time the Awards to Non-Employee Directors shall be granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, shall not be eligible for such grants under this Section 14.

15.  Non-Transferability of Awards.

Awards granted under this Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will, by the laws of descent and distribution, transfers between spouses incident to a divorce, or in accordance with the following exceptions.

Notwithstanding the foregoing, and unless otherwise provided in the applicable Award Agreement, an Award granted under the Plan may be transferred (i) by the Participant between spouses, incident to a divorce, in which case the Award is only exercisable by the spouse to whom the Award is transferred, or (ii) in the case of an Award other than an Incentive Stock Option or related Tandem SAR, to a trust established for the exclusive benefit of solely one or more members of his or her "immediate family" or to a partnership in which the Participant's immediate family, as defined herein, are the only partners and is exercisable only by the Participant or his or her legal guardian during the lifetime of the Participant or, (iii) in the event of death of the Participant, by the estate of the Participant or by a person who acquires the rights to exercise the Award by bequest or inheritance. Any Award held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Award immediately prior to the transfer, except that the Award will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family," means the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption.

16.  Adjustments Upon Change in Corporate Structure.

a. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan for future issuance, as well as the exercise or purchase price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares

                                   Page-56
    resulting from a stock split or combination, the payment of a stock dividend, recapitalization, merger, consolidation, exchange, spin-off, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than Awards to Service Providers under this Plan), as may be necessary to prevent dilution or enlargement of rights; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Any such adjustment shall be made by the Committee, in its sole discretion, whose determination in that respect shall be final, binding and conclusive. The existence of the Plan and outstanding Awards shall not limit or affect in any way the right or power of the Company to engage in any such transactions.

b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets or stock of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another Company, as a result of which the Company is not the surviving and controlling Company or as a result of which the outstanding Shares are exchanged or converted into cash or property or securities not of the Company, the Committee shall (i) make provision for the assumption or substitution of all outstanding Awards by the successor Company or (ii) if an Award is not assumed or substituted by the successor Company, the Committee shall notify the Participant in writing or electronically that all Awards shall be exercisable, whether or not then exercisable, and any restrictions on such Awards shall lapse, for a period of up to thirty (30) days from the date of such notice (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement), and the Award shall terminate upon the expiration of such period. In the event the Company elects to comply with clause (i) of this Section 16(b), and the Participant's Continuous Employment is subsequently terminated (other than by a voluntary termination by the Participant or Termination for Cause) prior to the time such Participant's Awards are fully vested, such Participant's Awards shall be fully and immediately vested and such Participant shall have the right to exercise his or her Awards as to all or any part of the Optioned Stock, or Shares subject to such Awards, including Shares as to which the Awards would not otherwise be exercisable, but only within such period of time as is determined by the Committee, with such determination in the case of an Incentive Stock Option not exceeding ninety (90) days after the date of such termination (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement).

c. No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Award, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

                                   Page-57

17.  Section 162(m) Requirements.

Notwithstanding any other provision of this Plan, if the Committee determines at the time any Award is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award, a "covered employee" within the meaning of Section 162(m) of the Code, then the Committee, may provide that the following provisions are applicable to such Award:

a. Performance Goals. If an Award is subject to this Section 17, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following: return on invested capital, customer service levels, EBIT (or EBITDA or other forms of earnings on basic or diluted basis), free cash flow (or other cash flow measures), growth in the foregoing or other measures, economic profit, net income (before or after tax), specified levels of earnings per share from continuing operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total shareholder return (measured in terms of stock price appreciation and dividend growth) or cost control, of the Company or any Subsidiary or Affiliate (or any division thereof) for or within which the Participant is primarily employed, or such other goals as the Committee shall determine. Such performance goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the first ninety (90) days of a Performance Cycle (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), and shall otherwise comply with the requirements of, Section 162(m) of the Code.

b. Adjustments. Notwithstanding any provision of the Plan other than Section 16, with respect to any Award that is subject to this Section 17, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or Disability of the Participant.

c. Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 17 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of
    Section 162(m) of the Code.

18.  Stockholder Approval.

Effectiveness of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board of Directors; provided, however that Awards may be granted pursuant to the Plan subject to the subsequent approval of the Plan by such stockholders within such twelve-month period. Stockholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the state of Delaware.

                                   Page-58

19.  Amendment and Termination of the Plan.

a. Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable, and may make any other amendments or issue additional rules or regulations, which may be required in order to comply with Section 409A of the Code and the regulations promulgated thereunder, or which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of
    Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of stockholders, no such revision or amendment shall (i) increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 16 of the Plan; (ii) materially change the designation of the class of persons eligible to be granted Awards; (iii) remove the administration of the Plan from the Board of Directors or its Committee; (iv) extend the term of the Plan beyond the maximum term set forth in Section 23 hereunder; or (v) violate the rules for shareholder approval under the rules of any exchange on which the Company's Shares are traded or any other applicable laws, rules or regulations.

b.  Effect of Amendment or Termination.  Except as otherwise provided in
    Section 16 of the Plan, any amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding anything to the contrary herein, this Plan shall not adversely affect, unless mutually agreed in writing by the Company and a Participant, the terms and provisions of any Award granted prior to the date the Plan was approved by stockholders as provided in Section 18 of the Plan.

20.  Indemnification.

No member of the Committee or the Board of Directors shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving actual bad faith, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or employee. In addition to such other rights of indemnification, as they may have as members of the Board of Directors, or as members of the Committee, the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred, in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any act or action taken, by commission or omission, in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them

                                   Page-59
in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board of Directors member is liable for actual bad faith in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, a Committee or Board of Directors member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

21.  Reservation of Shares.

The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.  General Provisions.

a. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

b. No Enlargement of Rights. Neither the Plan, nor the granting of Awards or issuance of Shares, nor any other action taken pursuant to the Plan shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider for any period of time, or at any particular rate of compensation, nor shall they interfere in any way with the right of the Participant or the right of the Company to terminate such relationship at any time, with or without cause, for any reason or no reason.

    No Service Provider shall have any right to or interest in Awards authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Award Agreement, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

c. Notice. Any notice given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Participant to whom an Award is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her transferee (upon the transfer of the Shares) may hereinafter designate to the Company in writing. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Participant holding Shares purchased upon exercise of an Award to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

                                   Page-60

d. Withholding or Deduction for Taxes. If, at any time, the Company is required, under applicable laws and regulations, to withhold, or to make any deduction for, any taxes or take any other action in connection with any exercise, issuance or payment of an Award made hereunder or transfer of Shares, the Company shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld therefrom, and, in the case of Shares, the Participant or his or her estate or beneficiary shall be required to pay to the Company the amount of taxes required to be withheld, or, in lieu thereof, the Company shall have the right to retain, or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld, or to make other arrangements with respect to withholding as it shall deem appropriate (including withholding such amount from the Participant's salary). The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, to surrender to the Company previously acquired Shares having a Fair Market Value sufficient to satisfy the Participant's minimum withholding tax obligation associated with the transaction.

e. Foreign Service Providers. In the event an Award is granted to a Service Provider who is employed or providing services outside the United States, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to such individual to comply with applicable foreign laws, or to recognized differences in local law, currency or tax policy, to the extent necessary or advisable to comply with any such laws or policies. The Committee may also impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligations with respect to tax equalization for Service Providers on assignments outside their home country.

f. Funding of Plan. The Plan shall be unfunded. Neither the Participants nor any other persons shall, by reason of the Plan or any Award thereunder, have any rights, title or interest in any funds, property or in any specific asset or assets of the Company, any Subsidiary or Affiliate, or any other entity whatsoever, including, without limitation, any other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan, unsecured by any assets of the Company. Nothing in the Plan shall constitute a guarantee that the assets of the Company shall be sufficient to pay any benefits to any person. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company and any Subsidiary or Affiliate.

g. Applicable Law. To the extent that federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the law of the state of Delaware, without regard to the conflict of law rules thereof.

                                   Page-61

h. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not "incentive stock options" as defined in Section 422 of the Code.

i. Non-Qualified Deferred Compensation. Neither the Company nor any Subsidiary or Affiliate shall be responsible for, or have any liability to a Participant or other person with respect to, any penalties which may be imposed on a Participant in connection with an Award granted under the Plan, in the event that such Award becomes subject to Section 409A of the Code and the regulations promulgated thereunder.

j. Information to Participants. The Company shall provide, upon request, without charge to each Participant copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

k. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person inquiring about it.

l. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

23.  Effective Date and Term of Plan.

The Plan shall become effective upon stockholder approval as provided in
Section 18 of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Section 19 of the Plan. All Awards granted prior to stockholder approval of the Plan are subject to such approval, and, if such approval is not obtained within twelve (12) months after the Plan is adopted by the Board of Directors, all such Awards shall expire and shall be of no further force and effect.

                                   Page-62

PROXY                                                                    PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                       RAMTRON INTERNATIONAL CORPORATION

                      2005 Annual Meeting of Stockholders

The undersigned stockholder(s) of Ramtron International Corporation, a Delaware corporation (the Company), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 26, 2005, and hereby appoints William W. Staunton, III, and Greg B. Jones, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held December 2, 2005, at 10:30 a.m., Mountain Time, at the Hilton Garden Inn, 1810 Briargate Parkway, Colorado Springs, Colorado 80920, and at any adjournment(s) thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth on reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1 2, AND 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

DO NOT FOLD, STAPLE OR MUTILATE.

                         (To be Signed on Reverse Side)
                                 SEE REVERSE SIDE

                                   Page-63

                        RAMTRON INTERNATIONAL CORPORATION
             PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.
                                     ( X )

1.  ELECTION OF DIRECTORS:

Nominees:  William G. Howard; William W. Staunton, III, Greg B. Jones;
           Eric A. Balzer; Klaus Fleischmann; Doris Keitel-Schulz; William George, Jack L. Saltich and Theodore J. Coburn.

                       FOR           WITHHELD
                       ALL           FROM ALL
                     NOMINEES        NOMINEES
                      (    )          (    )

    FOR, except vote withheld from the following nominee(s):

      (    )------------------------------------------------------------------
                                List Nominee(s)

2.  APPROVAL OF 2005 INCENTIVE AWARD PLAN:

To approve the Company's 2005 Incentive Award Plan.

                   FOR          AGAINST          ABSTAIN
                 (     )        (     )          (     )

3.  APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS:

To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2005.

                   FOR          AGAINST          ABSTAIN
                 (     )        (     )          (     )


OTHER BUSINESS: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorney-in-fact hereunder.

                                              Dated                      2005
                                                   ---------------------
Signature(s)
            ------------------------------------------------------------------
(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                    Page-64

==============================================================================

                                           By Order of the Board of Directors

                                           /s/ Eric A. Balzer
                                           ------------------------
                                           Eric A. Balzer
                                           Secretary

Colorado Springs, Colorado
October 26, 2005

                                    Page-65